United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 2, 2026

Date of Report (Date of earliest event reported)

Chi Special Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41328	85-3373323
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4360 E. New York St. Aurora, IL	60504
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 352-7788

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

None

Securities registered pursuant to Section 12(g) of the Act:

Units, each consisting of one share of Common Stock and one Redeemable Warrant and one Right

Common Stock, par value $0.0001 per share

Redeemable Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50 per whole share

One Right to receive 1/10th of one share of Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective June 2, 2026, Pin Tai and Nan Sun resigned as directors of the Registrant for personal reasons.

d) Effective June 2, 2026, Chung Fu Wing and Shangwei Chen were appointed to fill the vacancies on the Registrant’s Board of Directors caused by the resignations of Pin Tai and Nan Sun.

Chung Fu Wing, age 54, has 30 years of experience in multi-asset investment, and management consulting in Asia. He is a seasoned, award-winning fund manager with deep insight in Asian and global capital markets. Over the past decade he won numerous fund management awards including the prestigious HFM Asian Performance Award, the Overseas Golden Bull Awards, etc. Prior to his career in investment management, he was a strategy consultant with the Boston Consulting Group and Kearny, and was a financial advisory consultant with Arthur Andersen, with focus on corporate strategy, M&A due diligence, and post-merger integration. completed his MBA in Finance (Beta Gamma Sigma) from Columbia Business School, and BBA in Professional Accountancy from the Chinese University of Hong Kong. He is a CFA Charterholder and a member of the American Institute of Certified Public Accountants.

Mr. Shangwei Chen, age 41, has over 13 years of experience in investment advisory, corporate restructuring, and healthcare management, with a focus on M&A execution and strategic fundraising. He is the Founder and Managing Partner of SJ Investment, where he advises on capital restructuring and connects business owners with private equity partners. He also serves as Director and Executive Partner at NIEN TAI MEDICAL INSTRUMENTS, a 46-year-old medical device distributor, leading strategic modernization and portfolio expansion. He began his career at Ta Chong Bank (now Yuanta Financial Holdings), specializing in treasury operations, liquidity management, and risk assessment. He holds a B.A. in Sociology from National Taipei University.

ITEM 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2026

CHI SPECIAL ACQUISITION CORP.

By:	/s/ Eddie Ni
Name:	Eddie Ni
Title:	Chief Executive Officer

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